UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

_________________

Date of Report
(Date of earliest
event reported):	February 7, 2007

Bandag, Incorporated
(Exact name of registrant as specified in its charter)

Iowa	1-7007	42-0802143
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

2905 North Highway 61, Muscatine, Iowa 52761-5886
(Address of principal executive offices, including zip code)
(563) 262-1400
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

_________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[X]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.      Results of Operations and Financial Condition.

        On February 7, 2007, Bandag, Incorporated (the “Company”) issued a press release announcing its annual and quarterly financial results for the reporting period ended December 31, 2006. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Form 8-K by reference.

         Additional Information

        On December 5, 2006, the Company entered into an Agreement and Plan of Merger with Bridgestone Americas Holding, Inc., a Nevada corporation, and Grip Acquisition Corporation, an Iowa corporation and a wholly owned subsidiary of Bridgestone, pursuant to which Grip Acquisition will merge with and into the Company. The Company has filed a preliminary proxy statement and other documents regarding the proposed merger with the U.S. Securities and Exchange Commission (“SEC”). The definitive proxy statement will be sent to shareholders of the Company seeking their approval of the proposed merger agreement at a special meeting of shareholders. Shareholders are urged to read the definitive proxy statement and any other relevant document when they become available, because they will contain important information about the Company, the proposed merger and related matters. Shareholders will be able to obtain, free of charge, a copy of the definitive proxy statement (when available) and other relevant documents filed with the SEC from the SEC’s website at www.sec.gov. Shareholders will also be able to obtain a free copy of the definitive proxy statement and other relevant documents (when available) by directing a request by mail or telephone to the Company, 2905 N. Hwy. 61 Muscatine, IA 52761, Attention: Corporate Secretary, telephone (563) 262-1260, or from the Company’s website, www.bandag.com.

        The Company and certain of its directors, executive officers and other members of management and employees may, under the rules of the SEC, be deemed to be “participants” in the solicitation of proxies from shareholders of the Company in favor of the proposed merger. Information regarding the persons who may be considered “participants” in the solicitation of proxies will be set forth in the Company’s definitive proxy statement. Information regarding certain of these persons and their beneficial ownership of the Company’s stock as of January 31, 2006, is also set forth in the Schedule 14A filed by the Company with the SEC on April 17, 2006.

Item 9.01.      Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits. The following exhibit is being furnished herewith:

99.1	Press Release of Bandag, Incorporated, dated February 7, 2007.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANDAG, INCORPORATED
(Registrant)
By: /s/ Warren W. Heidbreder
Warren W. Heidbreder
Vice President, Chief Financial Officer

Date: February 8, 2007

Signature Page

BANDAG, INCORPORATED

Exhibit Index to Current Report on Form 8-K

Exhibit
Number

99.1	Press Release of Bandag, Incorporated, dated February 7, 2007.

Exhibit Index